UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2008

Timberline Resources Corporation

 (Exact Name of Registrant as Specified in Charter)

Idaho

(State or Other Jurisdiction of Incorporation)

000-51549 (Commission File Number)	82-0291227 (IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur D’Alene, Idaho 83814

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (208) 664-4859

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD

On June 23, 2008, the Registrant issued a press release which is attached hereto as  Exhibit 99.1 and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits

99.1

Press release dated June 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Timberline Resources Corporation
(Registrant)

Dated: June 23, 2008	By: /s/ Randal Hardy
Randal Hardy Chief Executive Officer